                                                                    EXHIBIT 10.3

                                 TV FILME, INC.
                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

          Registration Rights Agreement (the "Agreement") dated as of _________ __, 1996, among Warburg, Pincus Investors, L.P. ("Warburg"), Tevecap S.A. ("Tevecap"), Maria Nise Studart Lins de Albuquerque ("Maria Nise Lins"), Hermano Studart Lins de Albuquerque ("Hermano Lins"), Carlos Andre Studart Lins de Albuquerque ("Carlos Andre Lins"), Maria Veronica Studart Lins de Albuquerque ("Maria Veronica Lins," and with Maria Nise Lins, Hermano Lins and Carlos Andre Lins, the "Lins Family"), Donald Deely Pearson and Joseph Wallach (each hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders"), and TV Filme, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S

          Concurrently herewith, the Company is contemplating an Initial Public Offering (as such term, and other capitalized terms used and not otherwise defined herein are defined in Section 3 hereof).

          Accordingly, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

          1.  REGISTRATION RIGHTS
              -------------------

              (a)  Requested Registration.
                   ----------------------

                   (i) If the Company shall at any time receive from Warburg, Tevecap and/or the Lins Family (the "Requesting Stockholder(s)") a written request that the Company effect a registration with respect to all or a part of the Registrable Shares owned by such Requesting Stockholder(s), and such Requesting Stockholder(s) owns any amount of shares of Common Stock of the Company at such time, the Company shall:

                   (A) within 5 days of receipt of the written request from such Requesting Stockholder(s), give written notice of the proposed registration to all other holders of Registrable Shares (the "Holders"); and

                   (B) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any Holder or Holders joining in such request as are specified in a written request received by the Company within 10 business days after written notice from the Company is given pursuant to Section 1(a)(i)(A) above; provided that
                                                                --------
the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 1(a) other than the following registrations (each, a "Required Registration"): (i) two (2) such registrations requested by Warburg; (ii) two (2) such registrations requested by Tevecap; and
(iii) two (2) such registrations requested by the Lins Family.

          The registration statement filed pursuant to the request of the Requesting Stockholder(s) may, subject to the provisions of Section 1(a)(ii) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Stockholders"), but the Company shall have no absolute right to include any of its securities in any such registration.

                   (ii) If the Requesting Stockholder(s) intend to distribute the Registrable Shares covered by their request by means of an underwriting, such Requesting Stockholder(s) shall so advise the Company as a part of their request made pursuant to Section 1(a).

          If officers or directors of the Company holding Common Stock of the Company shall request inclusion in any registration pursuant to Section 1(a), or if the Other Stockholders request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1. The Holders whose shares are to be included in such registration and the Company shall (together with all officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Requesting Stockholder(s) owning a majority of the Registrable Shares to be included in such Registration Statement and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1(a), if the representative of the underwriter or underwriters advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the securities held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares further reductions are still required, the number of shares included in the registration by each Holder (subject to the second succeeding sentence) shall be reduced on a pro rata basis (based on the number of shares requested by such Holder to be included in such registration), by such minimum number of shares as is necessary to comply with such request. If, after the exclusion of such shares further reductions are still required, the number of shares included in the registration by each Requesting Stockholder shall be reduced on a pro rata basis (based on the number of shares requested by such Requesting Stockholder(s) to be included in such registration), by such minimum number of shares as is necessary to comply with such request (the "Requesting Stockholder Reduction"). To the extent Warburg, Tevecap or the Lins Family are not the Requesting Stockholder, they may elect to be treated as such upon written notice to the Company for purposes of the preceding sentence by electing to treat the registration hereunder as a Required Registration (subject to the limitations in Section 1(a)(i)(B)). No Registrable Shares or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Requesting Stockholder(s). The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                   (iii) Notwithstanding the foregoing, if the Company shall furnish to the Requesting Stockholder(s) a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Requesting Stockholder(s), provided, however, that the Company may not
                               --------  -------
utilize this right more than once in any 12 month period.

              (b)  Piggyback Registration.
                   ----------------------

                   (i) Whenever the Company proposes to file a Registration Statement and at any time thereafter and from time to time, it will, prior to such filing, give written notice to each Stockholder of its intention to do so and, upon the written request of any Stockholder given within five days after the Company provides such notice (which request shall state the intended method of disposition of the Registrable Shares), the Company shall use its diligent best efforts to cause all Registrable Shares which the Company has been requested by each Stockholder to register to be registered under the Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of each Stockholder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1(b) without obligation to any Stockholder.

                   (ii) In connection with any offering under this Section 1(b) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the representative of the underwriter or underwriters the registration of all, or part of, the Registrable Shares which the Stockholder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the representative believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Stockholder has requested to be included, then, except as described below, the Stockholder shall participate in the underwriting pro rata based on the number of shares requested by such Stockholder to be included in such registration (or in any other proportion as agreed upon by all holders of the Common Stock entitled to registration) and if a Stockholder would thus be entitled to include more shares than the Stockholder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

              (c)  Registration Procedures. If and when the Company is required
                   -----------------------
by the provisions of this Agreement to seek to effect the registration of any of the Registrable Shares under the Act, the Company shall:

                   (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its diligent best efforts to cause that Registration Statement to become and remain effective;

                   (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of up to 120 days from the effective date;

                   (iii) furnish to the Stockholder such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or disposition of the Registrable Shares owned by the Stockholder; and

                   (iv) use its diligent best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Stockholders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the Stockholders; provided, however, that the Company shall not be
- --------  -------
required in connection with this Section 1(c) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction nor register or qualify the securities in any state which as a condition to such registration or qualification would impose restrictions or other conditions on the Company or any of its officers, directors or shareholders (including with respect to any shares held by such persons or entities) unless such restrictions or other conditions are approved by the party adversely affected.

          If the Company has delivered preliminary or final prospectuses to the Stockholder and after having done so the prospectus is amended to comply with the requirements of the Act, the Company shall promptly notify the Stockholder and, if requested, the Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Stockholder with revised prospectuses to permit the Stockholder to resume making offers of the Registrable Shares.

              (d) Allocation of Expenses. The Company will pay all Registration
                  ----------------------
Expenses of all registrations under this Agreement. For purposes of this Section 1, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions attributable to the Registrable Shares and the fees and expenses of the Stockholder's own counsel and accountants, which shall be borne by the Stockholder.

              (e) Indemnification. In the event of any registration of any of
                  ---------------
the Registrable Shares under the Act, pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Stockholder may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Stockholder for any legal or any other expenses reasonably incurred by the Stockholder in connection with investigating and defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be
                             --------  -------
liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Stockholder specifically for use in the preparation thereof, or as a result of the failure of the Stockholder, or any agent of the Stockholder, to deliver any amendments and supplements to any Registration Statement and the prospectus included in any such Registration Statement.

          In the event of any registration of any of the Registrable Shares under the Act pursuant to this Agreement, the Stockholder will indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, or controlling person may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Stockholder, or any agent thereof, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement, and the Stockholder will reimburse the Company, each of its directors and officers, and each controlling person, severally and not jointly, for any legal or other expenses reasonably incurred by the Company, each director and officer, and each controlling person in connection with investigating and defending any such loss, claim, damage, liability or action.

          Each party entitled to indemnification under this Section 1(e) (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, except when material prejudice to the Indemnifying Party shall have resulted from the failure to give
such notice.   The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

              (f)  Contribution.  In order to provide for just and equitable
                   ------------
contribution in circumstances under which the indemnity contemplated by Section 1(e) of this Agreement is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 1(e) of this Agreement were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section (f), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

              (g)  Rule 144. The Company covenants that it will file the reports
                   --------
required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Stockholders may reasonably request, all to the extent required from time to time to enable the Stockholders to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company shall provide a written statement as to whether it has complied with such requirements.

              (h)  Information by Stockholder.  The Stockholder shall promptly
                   --------------------------
furnish to the Company such information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

              (i)  "Stand-Off" Agreement.  The Stockholder, if requested by the
                   ---------------------
Company and/or an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by the Stockholder for a specified period of time (not to exceed 90 days, unless requested by such Underwriter, in which case such specified period of time shall not exceed 180 days), before or after the effective date of a Registration Statement; provided, however, that the Stockholder shall not be required to refrain from selling a larger percentage of the Registrable Shares than the similarly determined percentage of any other person whose shares are included in the Registration Statement; and provided, further that the foregoing shall not in any way be
               --------  -------
construed to limit or otherwise negatively affect the piggyback registration rights granted to any Stockholder pursuant to Section 1(b) of this Agreement or the "tag-along" rights granted to the Lins Family pursuant to Section 3 of that certain Stockholders Agreement, dated as of the date hereof, among Warburg, Tevecap and the Lins Family. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

          2.  INFORMATION AS TO COMPANY AND RELATED COVENANTS.
              -----------------------------------------------

              (a)  Inspection.  From and after the date hereof, the Company will
                   ----------
permit each Stockholder, its nominee, assignee or its representative, so long as such Stockholder continues to hold at least five percent (5%) of the outstanding shares of Common Stock (for the purposes of this Section 2(a) the Lins Family shall be considered to be one Stockholder), to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with said Stockholder, its nominee, assign and representatives the finances and affairs of the Company and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested, provided that the business of the Company is not unreasonably interfered with.

              (b)  Confidentiality. The information and other material furnished
                   ---------------
under or in connection with this Agreement (whether furnished before or after the date hereof) constitutes or contains confidential business, financial or other information of the Company or its Subsidiaries, and each Stockholder covenants for itself and its directors, officers, partners and stockholders that it will use due care to prevent its respective officers, directors, employees, counsel, accountants and other authorized representatives from using or disclosing such information in any manner materially detrimental to the Company; provided,
                                                                 --------
however, that the Stockholder may disclose or deliver any information or other
- -------
material disclosed to or received by the Stockholder should such disclosure or delivery be required by law or legal process.

          3.  INTERPRETATION OF THIS AGREEMENT.
              --------------------------------

              (a)  Terms Defined.  As used in this Agreement, the following
                   -------------
terms have the respective meaning set forth below:

              "Act":  means the Securities Act of 1933, as amended, or any
               ---
similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              "Affiliate":  means any person or entity, directly or indirectly,
               ---------
controlling, controlled by or under common control with such person or entity.

              "Commission":  means the Securities and Exchange Commission, or
               ----------
any other federal agency at the time administering the Act.

              "Common Stock":  means the shares of common stock, par value $.01
               ------------
per share, of the Company.

              "Exchange Act":  means the Securities Exchange Act of 1934, as
               ------------
amended, or any similar federal statute, and the rules and regulations of the Commission issued under the Exchange Act, as they each may, from time to time, be in effect.

              "Initial Public Offering":  occurs the date on which the Company
               -----------------------
completes an initial underwritten public offering of shares of its Common Stock pursuant to an effective Registration Statement.

              "Person":  means an individual, partnership, joint-stock company,
               ------
corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

              "Registration Expenses":  means the expenses described in Section
               ---------------------
1(d).

              "Registrable Shares":  means (A) shares of Common Stock issued to
               ------------------
the Stockholders, (B) any additional shares of Common Stock acquired by the Stockholders, (C) any shares of Common Stock subject to vested options or warrants held by the Stockholders, and (D) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (A), (B) or (C) above (other than shares owned by Requesting Stockholder(s) that would be exempt at such time from the registration requirements of the Act, whether pursuant to the provisions of Rule 144 under the Act or otherwise).

              "Registration Statement":  means a registration statement filed by
               ----------------------
the Company with the Commission under the Act for a public offering and sale of securities of the Company (other than any registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another company or entity).

              "Subsidiary":  means a corporation of which the Company owns,
               ----------
directly or indirectly, more than fifty percent (50%) of the voting stock.

              (b)  Accounting Principles.  Where the character or amount of any
                   ---------------------
asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with U.S. generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

              (c)  Directly or Indirectly.  Where any provision in this
                   ----------------------
Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

              (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

              (e)  Jurisdiction and Venue.  Any suit, action or proceeding
                   ----------------------
against any party to this Agreement arising out of or relating to this Agreement or any transaction contemplated hereby may only be brought in any Federal or State court located in the State of Delaware, and each such party hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. To the extent that service of process by mail is permitted by applicable law, each such party irrevocably consents to the service of process in any such suit, action or proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for below. Each such party irrevocably agrees not to assert any objection which it may ever have to the laying of venue of any such suit, action or proceeding in any Federal or State court located in the State of Delaware, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party to this Agreement agrees not to bring any action, suit or proceeding against any other party arising out of or relating to this Agreement or any transaction contemplated hereby except in a Federal or State court in the State of Delaware.

              (f)  Section Headings.  The headings of the sections and
                   ----------------
subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

          4.  MISCELLANEOUS.
              -------------

              (a)  Effective Date.  This Agreement shall be effective
                   --------------
automatically upon consummation of the Initial Public Offering.

              (b)  Notices.
                   -------

                   (i) All communications under this Agreement shall be in writing and shall be delivered by hand delivery, mailed by overnight courier or by registered or certified mail, postage prepaid, or by facsimile transmission:

                         (A) if to any of the Stockholders, at the address of
such Stockholder as set forth opposite their signature hereto, or at such other address as the Stockholder may have furnished the Company in writing; and

                         (B) if to the Company, at c/o ITSA-Inter continental
Telecomunicacoes Ltda., SCS, Quadra 07-B1.A, Ed. Executive Tower-Sala 601, 70.300-911 Brasilia-DF, Brazil, telecopy number 011-55-61-323-5660 marked for the attention of the President of the Company, or at such other address as it may have furnished in writing to each of the Stockholders.

                   (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery by independent courier; if mailed by registered or certified mail, on the third business day after the date of such mailing; and if by facsimile transmission, upon confirmation of receipt.

              (c)  Expenses and Taxes.  The Company will pay, and save each
                   ------------------
Stockholder harmless from any and all liabilities (including interest and penalties) with respect to, or resulting from any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable on the execution and delivery of this Agreement.

              (d)  Reproduction of Documents.  This Agreement and all documents
                   -------------------------
relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Stockholder pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Stockholder, may be reproduced by each Stockholder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Stockholder may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Stockholder in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

              (e)  Successors and Assigns.  This Agreement shall inure to the
                   ----------------------
benefit of and be binding upon the heirs, legal representatives, successors and assigns of each of the parties. Each Stockholder may assign all or any portion of its rights herein to any purchaser or other acquiror of some or all of the capital stock of the Company purchased by it; provided, however, that the
                                              --------  -------
Company is furnished within a reasonable time of its request, such information as it shall reasonably request relating to such assignees.

              (f)  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

              (g)  Amendment and Waiver.  This Agreement may be amended, and the
                   --------------------
observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and holders of a majority of the shares held by the Stockholders; provided that any amendment which adversely affects the rights
                  --------
of any Stockholder shall be binding on such Stockholder only if such Stockholder consents in writing to such amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                            TV FILME, INC.

                                            By _______________________________________
                                               Name:
                                               Title:

Address for Warburg, Pincus                 WARBURG, PINCUS INVESTORS, L.P.
Investors, L.P.:
466 Lexington Avenue                        By:  Warburg, Pincus & Co., Inc.,
New York, New York 10017                         its general partner
Telecopy No.: 212-878-9351
Attention:  Douglas M. Karp                 By:_______________________________________
                                               Name:
                                               Title:
Address for Tevecap S.A.:
Televisao Abril                             TEVECAP S.A.
Rua Do Rocio 313
Sao Paulo, SP 04552-904, Brazil             By:_______________________________________
Attention:  Lues Carlos Baliero,               Name:
            General Counsel                    Title:

                                            By:_______________________________________
                                               Name:
                                               Title:
Address for Maria Nise Studart Lins,
Hermano Lins, Carlos Andre Lins and         __________________________________________
Maria Veronica Lins:                        Maria Nise Studart Lins de Albuquerque
c/o TV Filme, Inc.
SCS Quadra 07-B1.A                          __________________________________________
Ed. Executive Tower, Sala 601               Hermano Studart Lins de Albuquerque
 70.300-911 Brasilia-DF, Brazil
Attention:  Hermano Studart Lins de         __________________________________________
            Albuquerque                     Carlos Andre Studart Lins de Albuquerque

                                            __________________________________________
Address for Donald Deely Pearson:           Maria Veronica Studart Lins de Albuquerque
c/o IVP
Rua Bandeira Paulista, 600                  __________________________________________
Conj. 64 Sao Paulo SP 04532-001             Donald Deely Pearson
Brazil
                                            __________________________________________
Address for Joseph Wallach:                 Joseph Wallach
218 N. Bentley
BelAire, CA 90049
